EXHIBIT 99.4

AMENDED LETTER OF TRANSMITTAL

TO ACCOMPANY CERTIFICATE(S) OF

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

SERIES A PREFERRED STOCK AND/OR

SERIES B PREFERRED STOCK

THE EXCHANGE OFFER BY WHEELER REAL ESTATE INVESTMENT TRUST, INC. (THE “COMPANY”), THE TERMS AND CONDITIONS OF WHICH ARE SET FORTH IN THE PROSPECTUS DATED JULY 13, 2015 (THE “PROSPECTUS”), WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON JULY 20, 2015 (PREVIOUSLY JULY 13, 2015), UNLESS EXTENDED OR EARLIER TERMINATED BY US (THE “EXPIRATION DATE”). IF A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE LEGALLY OWNS SERIES A PREFERRED STOCK AND/OR SERIES B PREFERRED STOCK (COLLECTIVELY THE “PREFERRED STOCK”), SUCH NOMINEE MAY HAVE AN EARLIER DEADLINE FOR ACCEPTING THE OFFER. YOU SHOULD PROMPTLY CONTACT THE BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE THAT HOLDS YOUR SHARES OF PREFERRED STOCK TO DETERMINE ITS DEADLINE. IN ORDER TO BE ELIGIBLE TO RECEIVE SHARES OF COMPANY COMMON STOCK (THE “COMMON STOCK”) OFFERED UPON TENDER OF THE PREFERRED STOCK PURSUANT TO THE EXCHANGE OFFER, YOU MUST TENDER AND NOT WITHDRAW SHARES OF SERIES A PREFERRED STOCK OR SERIES B PREFERRED STOCK PRIOR TO THE EXPIRATION DATE. YOU MAY WITHDRAW SHARES OF PREFERRED STOCK TENDERED IN THE EXCHANGE OFFER AT ANY TIME PRIOR TO THE EXPIRATION DATE. YOU SHOULD CAREFULLY REVIEW THE PROCEDURES FOR TENDERING SHARES OF PREFERRED STOCK IN THE PROSPECTUS.

The Information Agent for the Exchange Offer is:

480 Washington Blvd., 26th Floor

Jersey City, NJ 07310

Call Toll-Free: (866) 391-7007

Or Via Email: Wheeler@georgeson.com

Please mail or deliver this properly completed Amended Letter of Transmittal (the “Letter of Transmittal”), together with the certificate(s) and any other documentation required by this Letter of Transmittal, to the Exchange Agent at one of the addresses listed below:

The Exchange Agent for the Exchange Offer is:

Computershare Trust Company, N.A.

By Mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Overnight Delivery: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT

THE SHARE CONSIDERATION TO BE ISSUED IN ACCORDANCE WITH THE INSTRUCTIONS HEREIN WILL BE SENT TO THE ADDRESS OF RECORD UNLESS OTHERWISE INSTRUCTED BELOW.

Complete boxes B, C (if required) below ONLY if the share consideration is to be issued to the registered holder(s) but sent to an address other than listed above or is to be issued to a person other than the registered holder(s).

DESCRIPTION OF SHARES SURRENDERED (Please fill in. Describe Series. Attach separate schedule if needed.
Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections.	Certificate No. (if applicable) or Number of Shares Surrendered and held in Book Entry Form	Number of Shares

TOTAL SHARES

Voluntary Corporate Action: COY WHLR

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the undersigned hereby: (i) tenders to the Company the shares of Preferred Stock set forth in the box above entitled “Description of Shares Surrendered”; (ii) subject to and effective upon acceptance for exchange of the shares of Preferred Stock tendered herewith, irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to any such tendered shares of Preferred Stock, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such shares of Preferred Stock, or transfer ownership of such shares of Preferred Stock on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such shares of Preferred Stock for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such shares of Preferred Stock (except that the Exchange Agent will have no rights to, or control over, the shares of Common Stock issued in respect of such shares of Preferred Stock, except as the undersigned’s agent, all in accordance with the terms of the Exchange Offer); (iii) requests that Common Stock issued in exchange for tendered shares of Preferred Stock in connection with the Exchange Offer be issued to the order of the undersigned; and (iv) requests that any shares of Preferred Stock representing liquidation preference not tendered or not accepted for exchange be credited to such DTC participant’s account or be returned to the undersigned.

The undersigned hereby acknowledges receipt of the Prospectus and this Letter of Transmittal, which together constitute the Company’s offer to exchange up to 20,853,250 newly issued shares of Common Stock for issued and outstanding shares of Preferred Stock that are validly tendered and not validly withdrawn in the Exchange Offer.

The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the shares of Preferred Stock tendered hereby; and (ii) upon its acceptance of any tendered shares of Preferred Stock, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that such shares of Preferred Stock will not be subject to any adverse claim.

Subject to and effective upon acceptance for exchange of, and issuance of shares of Common Stock for, the shares of Preferred Stock tendered herewith, the undersigned hereby: (i) irrevocably, sells, transfers, conveys and assigns to or upon the order of the Company, all right, title and interest in and to the shares of Preferred Stock tendered hereby; (ii) waives any and all other rights with respect to such shares of Preferred Stock (including with respect to any existing or past and defaults and their consequences in respect of such shares of Preferred Stock); (iii) releases and discharges the Company from any and all claims that the undersigned may have now, or may have in the future, arising out of, or related to, such shares of Preferred Stock, including any claims that the undersigned is entitled to receive additional payments with respect to such shares of Preferred Stock or to participate in any redemption of such shares of Preferred Stock.

The undersigned acknowledges and agrees that upon acceptance for exchange of the shares of Preferred Stock tendered herewith, without any further action, all other powers of attorney, proxies and consents given by the undersigned with respect to such shares of Preferred Stock or the Common Stock to be received in exchange for such shares of Preferred Stock will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned (and, if given, will not be effective), except for powers of attorney, proxies, consents or revocations contemplated hereby. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable: to complete the sale, assignment and transfer of the shares of Preferred Stock tendered hereby. All authority conferred or agreed to be conferred in

Voluntary Corporate Action: COY WHLR

this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Withdrawal of Tenders.”

The undersigned hereby agrees that: (i) no tender of shares of Preferred Stock is valid until any defect or irregularity in connection with tenders of shares of Preferred Stock is cured within such time as the Company determines, unless waived by the Company; (ii) none of the Company, the Exchange Agent, the Information Agent, the Dealer Managers (as defined in the Prospectus) or any other person is under any duty to give notification of any defects or irregularities in the tenders of shares of Preferred Stock or will incur any liability to holders for failure to give any such notification; (iii) a tender of shares of Preferred Stock will constitute a binding agreement between us upon the terms and subject to the conditions of the Exchange Offer; and (iv) all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Preferred Stock will be determined by the Company in its sole discretion and such determination shall be final and binding.

The undersigned shall indemnify and hold harmless each of the Company, the Information Agent and Exchange Agent (each, an “Indemnified Party”) against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Party may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a breach of the foregoing representations and warranties and will reimburse any Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred.

IMPORTANT

STOCKHOLDER: SIGN HERE

(PLEASE COMPLETE AND RETURN THE IRS FORM W-9 INCLUDED IN THIS LETTER OF

TRANSMITTAL OR AN APPLICABLE IRS FORM W-8)

Signature(s) of Holder(s) of Shares

Must Sign Above

Dated:

Name(s)

(Please Print)

Capacity (full title) (See Instruction 6)

Address

(Include Zip Code)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Preferred Stock share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act.

APPLY MEDALLION GUARANTEE STAMP BELOW

(IF REQUIRED—SEE INSTRUCTION 3)

Voluntary Corporate Action: COY WHLR

DTC: DTC has confirmed that the Exchange Offer is eligible for DTC’s Automated Tender Offer Program (“ATOP”). Accordingly, if you hold your shares of Preferred Stock in “street name,” you may, instead of physically completing and signing the Transmittal Letter and delivering it to the Exchange Agent, electronically transmit their acceptance of the Exchange Offer by causing DTC to transfer Series A and Series B Preferred Stock to the Exchange Agent in accordance with DTC’s ATOP procedures for transfer. DTC will then send an agent’s message to the Exchange Agent.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT.

Delivery of this Letter of Transmittal and Certificates. All physically delivered Series A and Series B Preferred Stock or confirmation of any book-entry transfer to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer, an appropriate agent’s message, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Series A and Series B Preferred Stock and all other required documents is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service.

Any beneficial holder whose Series A and Series B Preferred Stock are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Series A and Series B Preferred Stock in the Exchange Offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder’s behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing the Transmittal Letter and tendering Series A and Series B Preferred Stock, either make appropriate arrangements to register ownership of the Series A and Series B Preferred Stock in such beneficial holder’s own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

The Company expressly reserves the right, at any time or from time to time, to extend the Expiration Date by complying with certain conditions set forth in the prospectus.

The method of delivery of this Letter of Transmittal, the Series A and Series B Preferred Stock and all other required documents, including delivery through DTC and acceptance of an agent’s message transmitted through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the DTC.

Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, certain specified conditions to the Exchange Offer set forth in the prospectus. The condition that the registration statement of which the prospectus forms a part being declared effective and no stop order suspending its effectiveness or any proceeding for that purpose being outstanding may not be waived by us.

Requests for Assistance or Additional Copies. Questions and requests for assistance relating to the Prospectus, this Letter of Transmittal and other related documents and relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone number set forth above.

Questions and requests for assistance or for additional copies of the prospectus may be directed to the Information Agent at the address and telephone number set forth above.

Voluntary Corporate Action: COY WHLR

Validity and Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders and withdrawals of Series A and Series B Preferred Stock will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Series A and Series B Preferred Stock that are not in proper form or the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company reserves the absolute right to waive any irregularities or defects as to particular Series A and Series B Preferred Stock either before or after the Expiration Date, whether or not similar defects or irregularities are waived in the case of other holders of Series A and Series B Preferred Stock. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A and Series B Preferred Stock must be cured within such time as the Company shall determine. None of the Company, the Information Agent, the Exchange Agent, the Dealer Managers nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Series A and Series B Preferred Stock, nor shall any of them incur any liability for failure to give such notification. Tenders of Series A and Series B Preferred Stock will not be deemed to have been made until such irregularities have been cured or waived. Any Series A and Series B Preferred Stock received by the Exchange Agent that are not properly tendered, and as to which the defects or irregularities have not been cured or waived, will be returned without cost to such holder by the Exchange Agent to the tendering holders of Series A and Series B Preferred Stock, unless otherwise provided herein, as soon as practicable following the Expiration Date.

Voluntary Corporate Action: COY WHLR

THE SHARE CONSIDERATION TO BE ISSUED IN ACCORDANCE WITH THE INSTRUCTIONS HEREIN WILL BE SENT TO THE ADDRESS OF RECORD UNLESS OTHERWISE INSTRUCTED BELOW.

Complete boxes A and/or B (if required) below ONLY if the share consideration is to be issued to the registered holder(s) but sent to an address other than listed above or is to be issued to a person other than the registered holder(s). Complete box C below ONLY if you complete Box A (the consideration is to be issued to a person other than the registered holder).

BOX A: SPECIAL ISSUANCE INSTRUCTIONS
Complete ONLY if the new certificate and/or check is to be issued in a name which differs from the name on the surrendered certificate(s) or the statement of ownership. Issue to:
Name:

Address:

(Please see instructions regarding signature guarantee (See Instruction 3)

BOX B: SPECIAL DELIVERY INSTRUCTIONS
Complete ONLY if the new certificate and/or check is to be mailed to some address other than the address reflected above. Mail to:
Name:

Address:

(Please see instruction regarding special delivery instructions (See Instruction 4)

BOX C SIGNATURE(S) GUARANTEE (IF REQUIRED)

Unless the shares are surrendered by the registered holder(s), or for the account of a member in good standing of the Securities Transfer Agents’ Medallion Program (“STAMP”), the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program (an “Eligible Institution”), the above signature(s) must be guaranteed by an Eligible Institution. A notary public seal is NOT acceptable. See Instruction 3.

Authorized Signature

Name of Firm

Address of Firm—Please Print

Voluntary Corporate Action: COY WHLR

INSTRUCTIONS FOR SURRENDERING SHARES

(Please read carefully the instructions below)

1. Method of Delivery: You must send or deliver your certificate(s), and this properly completed Letter of Transmittal, to the Exchange Agent to one of the addresses shown on the front page of the Letter of Transmittal. The method of delivery of certificate(s) or statement of ownership to be surrendered to the Exchange Agent is at the option and risk of the surrendering stockholder. Delivery will be deemed effective only when received. If the certificate(s) or the statement of ownership is (are) sent by mail, registered mail with return receipt requested and proper insurance is suggested.

2. Consideration to be Issued in the Same Name: If you would like the consideration to be issued in the same name as the surrendered shares are registered, complete and sign this Letter of Transmittal exactly as the surrendered shares are registered. Do not sign the surrendered certificate(s). Signature guarantees are not required if the shares surrendered herewith are (i) submitted by the registered holder(s) of such shares who has not completed the section entitled “Box A: Special Issuance Instructions,” or (ii) for the account of an Eligible Institution. If any of the shares surrendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal exactly as written on the face of the certificate(s) or in the statement of ownership. If any shares are registered in different names, it will be necessary to complete, sign and submit a separate Letter of Transmittal for each different registration. Trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others executing Letters of Transmittal in a fiduciary or representative capacity who are not identified as such in the registration must submit proper evidence of the signer’s authority to act.

3. Consideration to be Issued in a Different Name: If you would like the consideration to be issued in a name or names which differ from the name(s) on the certificate(s) or the statement of ownership, complete the sections entitled “Box A: Special Issuance Instructions” and Box C: Signatures Guarantee (If Required) and have the signatures guaranteed on this Letter of Transmittal by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is an Eligible Institution. If you would like the share consideration to be issued in the name of a person other than the signer of this Letter of Transmittal, or for the consideration to be issued to a person other than the registered owner(s), then the surrendered certificate(s) must be properly endorsed or accompanied by duly executed stock power(s), or the statement of ownership must be accompanied by duly executed stock power(s), as the case may be, in each case signed exactly as the name(s) of the registered owners appear on such certificate(s) or statement of ownership, with the signatures on the certificate(s) or stock power(s) guaranteed by an Eligible Institution.

4. Special Delivery Instructions: In the section entitled “Box C: Special Delivery Instructions,” indicate the name and address to which the consideration is to be sent if different from the name and/or address of the person(s) signing this Letter of Transmittal.

5. Lost, Stolen, Misplaced or Destroyed Certificate(s): If your certificate(s) have been lost, stolen, misplaced or destroyed, please complete the bond on page 9 of this Letter of Transmittal.

6. Important Information Regarding Taxes: Each shareholder that submits this Letter of Transmittal (or any person submitting this Letter of Transmittal on behalf of a shareholder) is required to provide the Exchange Agent with the shareholder’s correct Taxpayer Identification Number (“TIN”), generally the shareholder’s social security or U.S. federal employer identification number, on the Substitute Form W-9 provided below, or, alternatively, to establish another basis for exemption from backup withholding. Item (2) in the Certification box of the Substitute Form W-9 must be crossed out if the shareholder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the Substitute Form W-9 may subject the shareholder to 28% U.S. federal income tax backup withholding on any reportable payments made to such shareholder. If the shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer

Voluntary Corporate Action: COY WHLR

Identification Number. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% from any payments of the purchase price to such shareholder. A shareholder that is not a United States person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to that shareholder’s exempt status.

The signature and date endorsed on the Substitute Form W-9 will serve to certify that the TIN and withholding information provided in your Election Form are true, correct and complete. See the attached Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

Voluntary Corporate Action: COY WHLR

Lost Securities Affidavit

IF YOU CANNOT LOCATE SOME OR ALL OF YOUR CERTIFICATE(S), PLEASE COMPLETE THE BELOW

AFFIDAVIT SAFECO INSURANCE COMPANY OF AMERICA

LOST SECURITIES AFFIDAVIT FOR ACCOUNTS WITH LESS THAN $250,000.00 IN MARKET VALUE

By checking the lost certificates box and signing the bottom of this form, I (we) certify that (a) I (we) am (are) the lawful owner(s) (“Owner”) of the shares described on the front of this form; (b) I (we) reside at the address set forth on the front of this form; (c) I (we) am (are) entitled to possession of the lost certificate(s) (the “Lost Securities”); (d) the Lost Securities have been lost, mislaid, stolen or destroyed and cannot now be produced; (e) the Lost Securities WERE NOT ENDORSED and neither the Lost Securities nor the Owner(s)’ rights therein have, in whole or in part, been cashed, negotiated, sold, transferred, hypothecated, pledged, disposed of, and to my (our) knowledge, no claim of right, like or interest, adverse to the Owner, in or to the Lost Securities, has been made or advanced by any person; (f) I (we) have made or caused to be made a diligent search for the Lost Securities and have been unable to find or recover the Lost Securities; (g) I (we) make this Affidavit of Lost Securities For Computershare Accounts for the purpose of inducing the issuance of new or replacement Securities (“Replacement Securities”) (in book-entry form, unless unavailable through the issuer) in lieu of the said Lost Securities, or the distribution to the Owner(s) of proceeds (including liquidation) thereof; and (h) I (we) agree that this Lost Securities Affidavit for Computershare Accounts may be delivered to and made part of the Safeco Insurance Company of America Bond No. 5926165.

The Owner(s) hereby agree(s) in consideration of (1) the issuance of such replacement Securities in lieu of the Lost Securities, or of the distribution to the Owner of the proceeds there from, and (2) the assumption by Safeco Insurance Company of America of liability therefore under its Bond, the OWNER, his/her/its heirs, successors and assigns agree to indemnify, protect and save harmless Safeco Insurance Company of America, Computershare Inc., Computershare Trust Company, N.A. and the issuer, jointly and severally, and their respective agents, representatives, successors, and assigns, from and against all losses, cost and damages (court costs and attorneys fees) to which they may be subject or liable arising out of or relating to the Lost Securities, the issuance of Replacement Securities, the Owner’s requested action herein (or any other action arising out of or relating to the Replacement of Lost Securities), or Safeco Insurance Company of America’s assumption of liability under its bond described above.

STEP 1. CALCULATE LOST CERTIFICATE BOND PREMIUM - FEE MUST BE ENCLOSED

LOST CERTIFICATE BOND PREMIUM CALCULATION:		X	$35.25	=		+	$50.00 processing fee	=
	Shares Lost		Bond premium Per share		Total Premium Due (MINIMUM $20.00)				Total Check Amount

Multiply the number of shares lost by the Safeco Insurance Company of America Bond premium noted above to calculate the premium you owe. If you have Lost Securities representing 1 or fewer shares, there is a minimum premium of $20.00. The premium is only valid until December 15, 2015. There is also a processing fee of $50.00. PLEASE MAKE YOUR CHECK PAYABLE TO “COMPUTERSHARE” FOR THE BOND PREMIUM AND PROCESSING FEE AND ENCLOSE WITH THIS AFFIDAVIT. If your request is approved, Computershare will forward the Bond premium to Safeco Insurance Company of America. We cannot complete your exchange without a Surety Bond. NOTE: This premium is calculated based upon each lost share, not per each lost certificate.

STEP 2. SIGNATURES OF OWNERS - all registered owners MUST sign below exactly as the name(s) appear on the front of this form

If your lost certificate(s) is (are) part of an estate or trust, or are valued at more than $250,000, please contact Computershare for additional instructions.

ANY PERSON WHO, KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON, FILES A STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME.

Signature of owner	Signature of Co-Owner, if any

STEP 3. NOTARIZATION

You must have your signature(s) notarized if you have lost more than 1 shares.

State of                                  County of                                  Notary Signature

Printed Name of Notary                              Sworn to and subscribed to me this (date)                      (month/day/year)

My commission Expires (date)                              (month/day/year) (Notary Seal)

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only
to certain entities, not individuals;
see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained
outside the U.S.)

	☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
☐

Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)   ▶

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

	☐	Other (see instructions) ▶
	5 Address (number, street, and apt. or suite no.)									Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

● Form 1099-INT (interest earned or paid)

● Form 1099-DIV (dividends, including those from stocks or mutual funds)

● Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

● Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

● Form 1099-S (proceeds from real estate transactions)

● Form 1099-K (merchant card and third party network transactions)

● Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

● Form 1099-C (canceled debt)

● Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Form W-9 (Rev. 12-2014)	Page 3

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

● Generally, individuals (including sole proprietors) are not exempt from backup withholding.

● Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

● Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

● Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 12-2014)	Page 4

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*Note.	Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

● Protect your SSN,

● Ensure your employer is protecting your SSN, and

● Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.